NOVEMBER 16, 2000

DELAWARE GROUP EQUITY FUNDS II

DELAWARE BLUE CHIP FUND

DELAWARE SOCIAL AWARENESS FUND

Supplement to the Statement of Additional Information dated January 31, 2000

The following amends and restates non-fundamental investment restriction number 2 for Delaware Blue Chip Fund on page 6 and Delaware Social Awareness Fund on page 7 of the Statement of Additional Information.

2. The Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

The following supplements the section of the Statement of Additional Information entitled Investment Restrictions and Policies.

REITs

Delaware Blue Chip Fund and Delaware Social Awareness Fund may purchase shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as Delaware Group Equity Funds II, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and/or to maintain exemptions from the Investment Company Act of 1940.